Transocean

DEEPWATER PROTEUS
DEEPWATER PROTEUS

FLEET STATUS REPORT

July 25, 2017

Transocean Ltd. (NYSE: RIG)

  ReportFebruary11, 2016

Updated: July 25, 2017
Revisions Noted in Bold
Dynamically positioned 
											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments for Q2 2017 - Q2 2018

Rigs Under Construction (4)				
Deepwater Pontus	(6), (11)	ship		TBA	12,000	40,000	TBA	Shell	Q4 2017	Q4 2027	519,000	N/A
Deepwater Poseidon	(6), (11)	ship		TBA	12,000	40,000	TBA	Shell	Q1 2018	Q1 2028	519,000	N/A
JSPL Ultra-Deepwater Drillship TBN 1	(9)	ship		TBA	12,000	40,000	TBA
JSPL Ultra-Deepwater Drillship TBN 2	(9)	ship		TBA	12,000	40,000	TBA
Ultra-Deepwater (30)				
Deepwater Conqueror	(6), (8)	ship		2016	12,000	40,000	USGOM	Chevron	Dec-16	Dec-21	586,000	N/A
Deepwater Proteus	(6)	ship		2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	486,000	498,000
Deepwater Thalassa	(6)	ship		2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	488,000	499,000
Deepwater Asgard		ship		2014	12,000	40,000	USGOM	Deep Gulf Energy	Jun-17	Aug-17	Not Disclosed	N/A
Deepwater Invictus	(6), (13)	ship		2014	12,000	40,000	USGOM	BHP Billiton	Jan-17	Nov-17	592,000	350,000
Discoverer Americas		ship		2009	12,000	40,000				Stacked April 2016
Deepwater Champion		ship		2011	12,000	40,000				Stacked Feb. 2016
Discoverer Clear Leader	(6), (8)	ship		2009	12,000	40,000	USGOM	Chevron	Nov-14	Oct-18	575,000	569,000
Discoverer Inspiration	(6), (8)	ship		2010	12,000	40,000	USGOM	Chevron	Mar-15	Mar-20	571,000	523,000
Dhirubhai Deepwater KG1	(6), (7),(8)	ship		2009	12,000	35,000	Brazil	Petrobras	Dec-14	Dec-17	415,000	510,000
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	Myanmar	Woodside	Feb-17	Dec-17	Not Disclosed	N/A
Discoverer India		ship		2010	12,000	40,000				Idled Dec. 2016			Strategic upgrade estimated at $27 million to be incurred in 2017
Petrobras 10000	(6), (8), (16)	ship		2009	12,000	37,500	Colombia	Petrobras	Jul-17	Sep-17	492,000	434,000
	(6), (8), (16)						USGOM	Petrobras	Sep-17	Jan-18	498,000	492,000
	(6), (7), (8)						Brazil	Petrobras	Feb-18	Aug-19	455,000	498,000
Discoverer Deep Seas		ship		2001	10,000	35,000				Stacked Feb. 2016
Discoverer Enterprise		ship		1999	10,000	35,000				Stacked Sept. 2015
Discoverer Spirit		ship		2000	10,000	35,000				Stacked March 2015
GSF C.R. Luigs		ship		2000	10,000	35,000				Stacked June 2015
GSF Jack Ryan		ship		2000	10,000	35,000				Stacked March 2015
Deepwater Discovery		ship		2000	10,000	30,000				Stacked March 2015
Deepwater Frontier		ship		1999	10,000	30,000				Stacked Nov. 2015
Deepwater Millennium		ship		1999	10,000	30,000				Stacked May 2016
Deepwater Pathfinder		ship		1998	10,000	30,000				Stacked March 2015
Cajun Express		semi		2001	8,500	35,000				Stacked June 2016
Deepwater Nautilus	(6), (8)	semi		2000	8,000	30,000	Malaysia	Shell	May-16	Aug-17	456,000	551,000
Discoverer Luanda	(12), (17)	ship		2010	7,500	40,000	Malaysia	BP	Jul-17	Jan-18	431,000	N/A
GSF Development Driller I		semi		2005	7,500	37,500				Stacked May 2016
							Australia	Quadrant Energy	Mar-18	Aug-18	Not Disclosed	N/A	Reactivation costs estimated at $25 million, incurred primarily in Q4 2017
GSF Development Driller II		semi		2005	7,500	37,500				Stacked Jan. 2016
Development Driller III		semi		2009	7,500	37,500	Not Disclosed	Not Disclosed	Jul-17	Sep-17	Not Disclosed	N/A
Sedco Energy		semi		2001	7,500	35,000				Stacked Sept. 2015
Sedco Express		semi		2001	7,500	35,000				Stacked Sept. 2015
													Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
											Estimated Average Contract Dayrates (5)		$ 482,000	$ 437,000	$ 511,000	$ 497,000	$ 485,000

Harsh Environment (7)				
Transocean Barents		semi		2009	10,000	30,000	Canada	Suncor Energy	Aug-17	Oct-18	260,000	N/A	Reactivation costs estimated at $40 million, incurred primarily in Q2 2017, completion Q3 2017; approximately one-quarter of costs to be amortized/depreciated
Transocean Spitsbergen	(8)	semi		2010	10,000	30,000	UKNS	Statoil	Jul-17	Oct-17	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Oct-17	Oct-18	Not Disclosed	Not Disclosed
Henry Goodrich	(6)	semi		1985/2007	5,000	30,000	Canada	Husky	May-16	May-18	275,000	N/A
Transocean Leader		semi		1987/1997	4,500	25,000	UKNS	Enquest	May-15	May-18	335,000	377,000
	(14)						UKNS	Enquest	May-18	May-19	305,000	335,000
Paul B. Loyd, Jr.	(6), (7)	semi		1990	2,000	25,000	UKNS	BP	Jul-17	Nov-17	Not Disclosed	423,000
Transocean Arctic	(7), (15)	semi		1986	1,650	25,000	NNS	Aker BP	Nov-16	Sep-17	180,000	179,000
	(7), (15)						NNS	Aker BP	Sep-17	Feb-18	Not Disclosed	180,000
Polar Pioneer		semi		1985/2014	1,500	25,000				Stacked Dec. 2015
													Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
											Estimated Average Contract Dayrates (5)		$ 262,000	$ 198,000	$ 150,000	$ 224,000	$ 187,000

Deepwater (3)				
Transocean Marianas		semi		1979/1998	7,000	30,000				Stacked March 2016
Transocean 706	(6), (7)	semi		1976/1994/ 2008	6,500	25,000	Brazil	Petrobras	Sep-16	Oct-18	283,000	282,000
Jack Bates		semi		1986/1997	5,400	30,000	India	ONGC	Nov-16	Oct-18	127,000	N/A
													Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
											Estimated Average Contract Dayrates (5)		$ 199,000	$ 205,000	$ 205,000	$ 205,000	$ 205,000

Midwater Floaters (4)				
Sedco 711		semi		1982	1,800	25,000				Stacked Jan. 2016
Transocean 712	(7)	semi		1983	1,600	25,000	UKNS	Fairfield Energy Ltd.	Apr-17	Jun-18	Not Disclosed	Not Disclosed
Sedco 714		semi		1983/1997	1,600	25,000				Stacked Nov. 2015
Actinia		semi		1982	1,500	25,000	India	ONGC	May-16	May-19	101,000	N/A	Planned special periodic survey expected in Q4 2017 (10 days)
													Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
											Estimated Average Contract Dayrates (5)		$ 100,000	$ 100,000	$ 100,000	$ 100,000	$ 100,000

High Specification Jackups (2)				
Transocean Siam Driller	(4)			2013	350	35,000	Thailand	Chevron	Mar-13	Mar-18	144,000	N/A
Transocean Ao Thai	(4)			2013	350	35,000	Thailand	Chevron	Oct-13	Oct-18	144,000	N/A
													Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
											Estimated Average Contract Dayrates (5)		$ 140,000	$ 144,000	$ 144,000	$ 144,000	$ 144,000

Fixed-Price Options - See Footnote 10				

Ultra-Deepwater				
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	Myanmar	Woodside	Dec-17	Feb-18	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Feb-18	Apr-18	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Apr-18	Jun-18	Not Disclosed	Not Disclosed
GSF Development Driller I		semi		2005	7,500	37,500	Australia	Quadrant Energy	Aug-18	Sep-18	Not Disclosed	Not Disclosed
							Australia	Quadrant Energy	Oct-18	Nov-18	Not Disclosed	Not Disclosed
Harsh Environment				
			
Transocean Arctic	(7), (15)	semi		1986	1,650	25,000	NNS	Aker BP	Feb-18	Apr-18	Not Disclosed	Not Disclosed
Transocean Spitsbergen	(8)	semi		2010	10,000	30,000	UKNS	Statoil	Oct-17	Oct-17	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Nov-18	Nov-18	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Dec-18	Dec-18	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Jan-19	Jan-19	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Feb-19	Feb-19	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Mar-19	Mar-19	Not Disclosed	Not Disclosed
	(7), (8)						NNS	Statoil	Apr-19	Apr-19	Not Disclosed	Not Disclosed
			

Updated: July 25, 2017
Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on March 4, 2017 will be reported as commencing in February 2017) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on March 24, 2017 will be reported as commencing in March 2017). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)	The jackup was contracted at the time of its sale on May 31, 2017. The company will continue to operate the rig until completion or novation of the drilling contract.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.

(6)	Reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.

(7)

Reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. Dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.

(9)	The two drillships on order from Sembcorp Marine's subsidiary, Jurong Shipyard, are expected to be delivered in the first quarter and third quarter of 2020.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(12)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.

(13)

Mobilization, customer commissioning and acceptance testing commenced in March 2014. Revenue of approximately $52 million earned from March 2014 to July 2014 will be recognized over the remaining contract.

(14)

The dayrate for the last year of the contract will be set three months prior to the third anniversary of the contract commencement date, subject to a floor dayrate of $305,000 and a ceiling dayrate of $365,000, pursuant to the terms of the contract.

(15)	Dayrate will be increased when the rig is performing high-pressure high-temperature wells, or wells in the Barents Sea.

(16)	The increase in dayrate, which is commensurate with the increase in cost, is associated with the change in location.

(17)	The rig is on a special standby rate as agreed with the customer.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, mobilizations, contract preparation or other committed work on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships, semisubmersibles, and jackup rigs.The classifications reflect the company’s strategic focus on the ownership and operations of premium, high-specification units and are approximately as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Deepwater” rigs are drillships and semisubmersible rigs capable of drilling in water depths equal to or greater than 4,500 feet and less than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments; “Midwater Floaters” are semisubmersible rigs capable of drilling in water depths of greater than 300 feet and up to 4,499 feet; and "High-Specification Jackups" are high‑performance, independent cantilever jackup rigs that are capable of  drilling in water depths of up to 400 feet.

Stacking.  An "Idle" rig is primarily between contracts, readily available for  operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.